UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): March 18, 2019

Mallinckrodt plc

(Exact name of registrant as specified in its charter)

Ireland	001-35803	98-1088325
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 Lotus Park, The Causeway, Staines-Upon-Thames,

Surrey TW18 3AG, United Kingdom

(Address of principal executive offices)

+44 017 8463 6700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 18, 2019, Bryan M. Reasons was appointed as the Executive Vice President and Chief Financial Officer of Mallinckrodt plc (“Mallinckrodt” or the “Company”). Mr. Reasons, age 51, served as Senior Vice President and Chief Financial Officer of Amneal Pharmaceuticals, Inc. (“Amneal”) from May 2018 until January 2019 and as Senior Vice President, Finance and Chief Financial Officer of Impax Laboratories, Inc. (“Impax”) from December 2012 until Amneal Pharmaceuticals LLC and Impax completed their business combination to form Amneal in May 2018. Mr. Reasons previously served as Impax’s Acting Chief Financial Officer from June 2012 to December 2012 and as Impax’s Vice President, Finance from January 2012 to June 2012. Prior to joining Impax in January 2012, Mr. Reasons held various finance management positions at Cephalon, Inc. from 2005 to 2012 and at E. I. Du Pont De Nemours and Company from 2003 to 2005 and was at PricewaterhouseCoopers LLP from 1993 to 2003 last serving as senior manager. He also serves as an independent director of the Aclaris Therapeutics, Inc. board and chair of its audit committee, and is an independent board director for Recro Pharma, Inc. and chair of its audit committee. George Kegler, who has served as Mallinckrodt’s Executive Vice President and Chief Financial Officer on an interim basis, will stay on for a transitional period prior to retiring from the Company.

In connection with his appointment as Executive Vice President and Chief Financial Officer of the Company, Mr. Reasons will receive an annual base salary of $550,000 and will be eligible to participate in Mallinckrodt’s Global Bonus Plan with a target annual bonus opportunity of 60% of his base salary, in each case, effective as of his appointment and prorated based on the number of days served in the role. In addition, Mr. Reasons will receive a pro-rated equity grant with a value of $1,400,000 in long-term equity incentives under the Company’s Stock and Incentive Plan, consisting of performance share units which account for 40% of the value of his award, non-qualified stock options which account for 40% of the value of his award and restricted stock units which account for the remaining 20% of the value of his award and he will be eligible to participate in the Company’s other benefit plans.

Item 8.01.	Other Events.

On March 18, 2019, Mallinckrodt issued a press release announcing the appointment of Bryan M. Reasons, which is filed as Exhibit 99.1 to this Form 8-K and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits

Exhibit	Description

99.1	Press Release of Mallinckrodt plc dated March 18, 2019.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 18, 2019

MALLINCKRODT PUBLIC LIMITED COMPANY

By:	/s/ Stephanie D. Miller
	Name:	Stephanie D. Miller
	Title:	VP, Corporate Secretary & General Counsel, International